UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

Current report

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2018

TriCo Bancshares

(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive, Chico, California		95973
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed on July 9, 2018 by TriCo Bancshares (“TriCo”) to include the financial statements and unaudited pro forma condensed financial information referred to in Item 9.01(a) and (b) below relating to the merger of FNB Bancorp (“FNB”) with and into TriCo (the “Merger”).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

To the extent required by this Item 9.01(a), the Audited Consolidated Financial Statements of FNB as of and for the years ended December 31, 2017 and December 31, 2016, the Report of Independent Registered Public Accounting Firm thereon, as well as the accompanying Notes thereto, included in Item 8 of Part II of FNB’s Annual Report on Form 10-K (the “FNB Annual Report”) and in Item 15. “Exhibits, Financial Statement Schedules,” of Part IV of the FNB Annual Report, as filed with the Securities and Exchange Commission (“SEC”) on March 14, 2018, and the Unaudited Condensed Consolidated Financial Statements of FNB for the three months ended March 31, 2018 and March 31, 2017 and the Notes thereto, included in Item 1 of Part I of FNB’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018, as filed with the SEC on May 10, 2018 , are incorporated herein by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of TriCo and FNB, as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017, reflecting the Merger are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: September 24, 2018	/s/ Peter Wiese
Peter Wiese, EVP and Chief Financial Officer